UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 4, 2014

Date of Report (Date of earliest event reported)

AGENUS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Forbes Road Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

781-674-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In connection with proposed acquisition (the “Acquisition”) by Agenus Inc. (the “Company,” “we,” “our,” or “us”) of 4-Antibody AG (“4-AB”), the Company has updated its current corporate slide presentation which it uses from time to time in meetings with third parties. A copy of this slide presentation, dated February 4, 2014, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

In light of the Acquisition, the Company has updated information about its business and the risk factor information. This information and risk factor disclosure is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following Exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit

99.1	Presentation dated February 4, 2014

99.2	Business and risk factor disclosure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGENUS INC.

Date: February 4, 2014	By:	/s/ Garo H. Armen
Garo H. Armen Chairman and CEO

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Presentation dated February 4, 2014

99.2	Business and risk factor disclosure